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                                                                    EXHIBIT 10.4

                         LICENSE AGREEMENT


     THIS LICENSE AGREEMENT ("Agreement") is made as of September ___, 1996 ("Effective Date"), between HAKEEM, INC. ("Licensor") and APPLIED VOICE RECOGNITION, INC., ("Licensee").

                                   ARTICLE 1

                                  DEFINITIONS

     As used in this Agreement, the following terms shall have the following respective meanings:

     "COMMON STOCK" means the Common Stock, par value $0.01 per share, of Licensee.

     "COMMISSION" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

     "LICENSE" has the meaning set forth in Section 2.1.

     "LICENSOR COMMON STOCK" means 5,000 shares of Common Stock issuable to Licensor pursuant to Section 3.1.

     "LICENSOR WARRANT" means a warrant to purchase 5,000 shares of Common Stock under the same terms and conditions as the Warrant being delivered to Licensor pursuant to Section 3.1, and issuable to Licensor pursuant to Section 3.1.

     "NAME AND LIKENESS" means the name and photograph or other likeness of Hakeem Olajuwon, but does not include any photograph or other likeness of Hakeem Olajuwon in any NBA or USA Basketball uniform, or any photograph or likeness of Hakeem Olajuwon in any shirt or clothing which contains the name of a product or company under which Licensor or Hakeem Olajuwon has a separate agreement.

     "NOTICE OF REGISTRATION" means a notice by Licensee to the Licensor that Licensee has determined to conduct an Underwritten Public Offering or Shelf Registration.

     "PIGGYBACK REGISTRATION" means a registration of shares of Registrable Securities owned by the Licensor under the terms and conditions set forth in
Article 4.

     "REASONABLE BASIS" means times and places mutually convenient to Hakeem Olajuwon and Licensee, and subject to Hakeem Olajuwon's NBA Basketball schedule, his USA Basketball "Dream
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Team" schedule, required appearances on behalf of his NBA and USA Basketball teams, team meetings, practices, health, and Muslim religion holy days. "Reasonable Basis" further requires that any request for Hakeem Olajuwon's appearance at a photographic session, production of a television commercial, his approval of advertising or photographs, or any requests for his autograph requires at least two weeks' notice to Hakeem Olajuwon's assistant, Pam Greaney, that Hakeem Olajuwon's services are needed.

     "REGISTRABLE SECURITIES" means (i) the Licensor Common Stock and (ii) the Common Stock issuable upon exercise of the Licensor Warrant.

     "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

     "SHELF REGISTRATION" means a registration meeting the requirements of Rule 415 under the Securities Act of any similar rule in effect under the Securities Act.

     "TERM" means a period of two (2) years, commencing on the Effective Date.

     "UNDERWRITTEN PUBLIC OFFERING" means a public offering (including a Shelf Registration) of Common Stock for cash which is offered and sold in a registered transaction on a firm commitment underwritten basis through one or more underwriters, pursuant to an underwriting agreement between Licensee and such underwriters.

                                   ARTICLE 2

                                GRANT OF LICENSE

     2.1 GRANT. Upon the terms and conditions set forth in this Agreement Licensor hereby grants to Licensee, and Licensee hereby accepts for the Term of this Agreement, a non-exclusive license (the "License") to use the Name and Likeness. During the Term Licensee will have the exclusive right to use textual and pictorial matter pertaining to the Name and Likeness of Hakeem Olajuwon in connection with voice activated computer software, as that term is understood in the computer software industry.

     2.2 USE. The License granted in Section 2.1 shall include the right to use textual and pictorial matters pertaining to the Name and Likeness on any promotional, display and advertising materials (including television commercials) which have been personally approved in advance by Hakeem Olajuwon.

     2.3 PERSONAL APPEARANCES AND TELEVISION COMMERCIALS. Licensor agrees that it will cause Hakeem Olajuwon to be available on a Reasonable Basis for up to two (2) personal appearances and the production of up to four (4) television or radio commercials for use in the promotion of Licensee's products during the Term. Hakeem Olajuwon's attendance will not be

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required for more than two (2) hours at (i) any such personal appearance, or
(ii) the production of each television or radio commercial.

     2.4 APPROVALS AND QUALITY CONTROLS. No product of Licensee using the Name and Likeness shall be sold, distributed, or used by the Licensee, and no advertising materials may be used in connection with such products, unless approved in writing by Hakeem Olajuwon. Any modification of such products or advertising material must be submitted in advance for Hakeem Olajuwon's written approval as if it were a new product or new advertising material. Licensee agrees to provide to Hakeem Olajuwon a copy of all photographs, advertising, and promotional materials, including television commercials to be used in connection with this Agreement at least 14 days before his approval is required, and, those materials shall not be released or used without prior written approval of Hakeem Olajuwon.

     2.5 RESERVATION OF RIGHTS. Licensor reserves all rights not expressly conveyed to Licensee hereunder.

     2.6 LABOR COMPLIANCE. Licensor hereby notifies, and Licensee hereby acknowledges, that Licensor's employee, Hakeem Olajuwon, is a member of the Screen Actors Guild (the "Guild") and the American Federation of Television and Radio Artists ("AFTRA"). Therefore, Licensee agrees that Hakeem Olajuwon shall not be requested or expected to participate in any commercial contemplated under this Agreement unless the producer for said commercial has executed a basis minimum agreement with the Guild and/or AFTRA, which is in full force and effect, and is currently a signatory in good standing to the Guild and/or AFTRA basic agreements at the time the commercial is made. In addition, Hakeem Olajuwon shall not be requested or expected to perform any services by participating in the making of any commercial for any producer against whom the Guild and/or AFTRA is conducting a strike, nor shall Hakeem Olajuwon be requested or expected to perform any service which would otherwise violate any strike order of the Guild and/or AFTRA.

     In sum, Licensee agrees that no services requested or expected of Hakeem Olajuwon, and nothing in this Agreement shall violate the provisions of the applicable collective bargaining agreement(s) of the Guild and/or AFTRA. Licensee agrees that nothing in this Agreement will cause Licensor's employee, the performer Hakeem Olajuwon, to violate the membership rules of the Guild or AFTRA.

                                   ARTICLE 3

                                 CONSIDERATION

     3.1 CONSIDERATION TO LICENSOR. As consideration for Licensor's execution of this Agreement, Licensee shall, upon execution of this Agreement, deliver to Licensor a certificate representing the Licensor Common Stock and the Licensor Warrants.

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     3.2  PAYMENT OF EXPENSES.  If Hakeem Olajuwon is required to travel outside of the City of Houston in connection with any personal appearance, Licensee shall provide Hakeem Olajuwon and one (1) companion or business representative with round trip air fair and limousine ground transportation, meals, room and lodging, all of which shall be on a "first class" basis. Licensee shall further pay all other reasonable out-of-pocket expenses, if any, incurred by Hakeem Olajuwon in connection with such appearance(s) within five (5) days of receipt of an invoice from Licensor itemizing such expenses in reasonable detail.

                                   ARTICLE 4

                                  REGISTRATION

     4.1 PIGGYBACK REGISTRATION. If at any time or from time to time after the date hereof Licensee shall determine to make an Underwritten Public Offering or Shelf Registration for its own account (but not including an offering that is registered on Commission Forms S-4, S-8 or any successor forms thereto), then Licensee will (i) promptly give to Licensor a Notice of Registration, and (ii) use its best efforts to include in such registration (and any related qualification or compliance under Blue Sky laws), and in any Underwritten Public Offering or Shelf Offering involved therein, all the Registrable Securities specified in any written request or requests by Licensor received by Licensee within 10 days after such Notice of Registration is given.

     4.2 LIMITATIONS ON PIGGYBACK REGISTRATIONS. Licensor may make a request for the inclusion of all or any portion of its Registrable Securities in any registration effect pursuant to Section 4.1 at any time after the date hereof through the third anniversary of the date hereof under the procedures set forth herein.

          4.2.1 EXECUTION OF UNDERWRITING AGREEMENT. The right of Licensor to participate in an Underwritten Public Offering pursuant to Section 4, shall be conditioned upon the inclusion of Licensor's Registrable Securities in the Underwritten Public Offering to the extent provided herein. Licensee and Licensor shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected by Licensee for such Underwritten Public Offering.

          4.2.2 LIMITATION ON REGISTRATION. Notwithstanding any other provisions of this Agreement, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten the managing underwriter and Licensee may limited the Registrable Securities to be included in any Underwritten Public Offering as set forth below. In such event, Licensee shall so advise Licensor, and the number of shares of Registrable Securities that will be included in the registration and Underwritten Public Offering shall be allocated pro rata between Licensee and Licensor. No Registrable Securities excluded from the Underwritten Public Offering by reason of the managing underwriter's marketing limitation shall be included in such registration. If Licensor disapproves of the terms of the Underwritten Public Offering, Licensor may elect to withdraw therefrom by

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     written notice to Licensee and the managing underwriter. The Registrable
     Securities so withdrawn also shall be withdrawn from registration.

          4.2.3 TERMINATION OF REGISTRATION. Notwithstanding any other provision of this Agreement at any time before or after the filing of a registration statement that is subject to Section 4.1, Licensee may, in its sole discretion abandon or terminate an Underwritten Public Offering without the Consent of Licensor.

          4.2.4 REGISTRATION EXPENSES. All expenses of any registration under this Agreement (including, but not limited to, any qualifications under the Blue Sky or other state securities laws, compliance with governmental requirements of preparing and filing any post-effective amendments required for the lawful distribution of the Registrable Securities to the public and of supplying prospectuses, offering circulars or other documents), will be paid by Licensee provided however, that Licensor shall be responsible for the fees and expenses of its counsel.

     4.3  REGISTRATION PROCEDURES.  Licensee will at its expense:

          4.3.1 PREPARATION OF REGISTRATION STATEMENT. Prepare and file with the Commission a registration statement with respect to the Registrable Securities to be registered, and use its best efforts to cause such registration statement to become and remain effective for three years or until Licensor no longer owns any of the Registrable Securities;

          4.3.2 AMENDMENTS. Prepare and file with the Commission such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for the periods set forth in Section 4.3.1;

          4.3.3 COPIES OF REGISTRATION STATEMENT AND PROSPECTUS. Furnish to Licensor such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as Licensor may reasonably request to facilitate the public offering of the Registrable Securities;

          4.3.4 BLUE SKY QUALIFICATION. Use its diligent good faith efforts to register or qualify the Registrable Securities covered by such registration statement under such state securities or Blue Sky laws of such jurisdictions, as Licensor may reasonably request;

          4.3.5 NOTICE OF EFFECTIVENESS. Notify counsel for Licensor, promptly after it shall receive notice thereof, of the time when such registration statement has become effective under the Securities Act or a supplement to any prospectus forming a part of such registration statement has been filed;

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          4.3.6  COMMISSION REQUESTS FOR INFORMATION.  Notify counsel for
     Licensor promptly of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

          4.3.7 ADDITIONAL AMENDMENTS. Prepare and file with the Commission, promptly upon the request of Licensor, any amendments or supplements to such registration statement or prospectus which in the opinion of counsel for Licensor (and concurred in by counsel for Licensee), is required under the Securities Act or the rules arid regulations thereunder in connection with the distribution of the Registrable Securities;

          4.3.8 NOTICE AND FILING OF AMENDMENTS. Prepare and promptly file with the Commission and promptly notify counsel for Licensor of the filing of such amendment or supplement to any such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to the Registrable Securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

          4.3.9 ISSUANCE OF STOP ORDERS. Advise counsel for Licensor, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement under the Securities Act or the initiation or threatening of any proceeding for such purpose, and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

          4.3.10 COMPLIANCE WITH SECURITIES ACT. Not file any amendment or supplement to such registration statement or prospectus, if in the opinion of counsel for Licensor, such amendment or supplement does not comply in all material respects with the requirements of the Securities Act and "the rules and regulations thereunder, after having been furnished with a copy substantially in the form thereof at least two business days before the filing thereof; provided however, that if in the opinion of counsel for Licensee the filing of such amendment or supplement is reasonably necessary to protect Licensee from any liabilities under any applicable federal or state law and such filing will not violate applicable law, Licensee may make such filing, and

          4.3.11 LISTING. List the Registrable Securities on any national securities exchange on which the Common Stock is approved for listing;

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     4.4  INDEMNIFICATION.

          4.4.1 INDEMNIFICATION BY LICENSEE. Licensee agrees to indemnify, defend and hold harmless Licensor, its officers and directors, each underwriter of the Registrable Securities, and each person who controls Licensor or any such underwriter within the meaning of Section 15 of the Securities Act, against any and all losses, claims, damages or liabilities (including reasonable attorneys' fees) to which they or any of them may become subject under the Securities Act or any other statute or common law, including any amount paid in settlement of any litigation, commenced or threatened, if such settlement is effected with the written consent of Licensee (subject to Section 4.4.3), insofar as any such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement, any preliminary prospectus or final prospectus contained therein or any amendment or supplement thereto, or in any Blue Sky application, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the indemnification agreement contained in this Section 4.4.1 shall not (i) apply to such losses, claims, damages, liabilities or actions arising out of, or based upon, any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon and in conformity with information furnished to Licensee in writing by Licensor or any such underwriter for use in connection with the preparation of the registration statement or any preliminary prospectus or prospectus contained in the registration statement or any amendment thereof or supplement thereto, or (ii) inure to the benefit of any person to the extent such person's claim fur indemnification thereunder arises out of or is based on any violation by such person of applicable law.

          During the term of this Agreement, and continuing after the expiration or termination of this Agreement, Licensee agrees that it shall indemnify, defend and hold harmless Licensor arid its employee, Hakeem Olajuwon, and their against, representatives or employees, from and against any claims, demands, suits, judgments, loss, liability, damages, cost or expense (including attorney's fees), or from any liability of whatever kind or nature which arise from or are in any way connected with the License which is the subject of this Agreement, the use and quality thereof, and Licensee's use of the Name and Likeness in connection therewith, including, but not limited to, that which may be brought or made against Licensor or Hakeem Olajuwon by reason of: (a) any unauthorized use of Hakeem Olajuwon's name or Likeness; (b) Licensee's failure to comply with any applicable federal, state, local, common law, or with any applicable government regulations, including, but not limited to, product, trademark, copyright, or patent laws; (c) damage to property; (d) the failure or alleged failure of, or a defect or alleged defect in, or other dissatisfaction by customers, marketers, distributors, or sellers, with the Licensee's products for any reason; (e) any advertising by Licensee which is alleged to be false, misleading, fraudulent, incorrect, or otherwise contrary to any applicable federal, state local, common law, or to any applicable government regulations; or (f) any failure or alleged failure of Licensee to promptly pay or meet its duties and responsibilities under any agreements, whether oral or in writing, with customers, manufacturers, distributors,

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     marketers, or sellers, or with any persons or entities connected in any way whatsoever with the process of the design, manufacture, marketing distribution or sale of the Licensee's products. Licensee shall pay the costs and expenses incurred by Licensor and/or Hakeem Olajuwon in connection with such indemnification as such costs and expenses are incurred. Licensor and/or Hakeem Olajuwon shall give prompt notice of, and full cooperation and assistance to Licensee relative to any such claim or suit, and Licensee shall have the obligation to undertake and conduct the defense of any such claim or suit brought; provided however, that Licensor and/or Hakeem Olajuwon has the right to approve the selection of any counsel which represent Licensor and/or Hakeem Olajuwon and the right to dismiss any counsel representing Licensor and/or Hakeem Olajuwon if the representation of said counsel is unsatisfactory to Licensor and/or Hakeem Olajuwon.

          4.4.2 INDEMNIFICATION BY LICENSOR. Licensor shall, in the same manner and to the same extent as set forth in Section 4.4.1, indemnify and hold harmless Licensee and each person, if any, who controls Licensee within the meaning of Section 15 of the Securities Act, and its directors and officers, with respect to any untrue statement or alleged untrue statement in, or omission or alleged omission from, such registration statement or any post-effective amendment thereof or any preliminary prospectus or final prospectus (as amended or supplemented, if amended or supplemented as aforesaid) contained in such registration statement, if such statement or omission was made in reliance upon and in conformity with information furnished in writing to Licensee by Licensor for use in connection with the preparation of such registration statement or any preliminary prospectus or final prospectus contained in such registration statement or any such amendment thereof or supplement thereto.

          4.4.3 INDEMNIFICATION PROCEDURES. Each person to be indemnified pursuant to this Section 4.4 will, promptly after its receipt of written notice of the commencement of any action against such indemnified person in respect of which indemnity may be sought from an indemnifying person under
     Section 4.4.1 or Section 4.4.2, notify the indemnifying person in writing of the commencement thereof; provided however, that the failure of any person to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Agreement except to the extent that such indemnifying party is actually prejudiced by such failure to give notice. If any such action shall be brought against any indemnified person and it shall notify an indemnifying person of the commencement thereof, the indemnifying person will be entitled to participate therein, and, to the extent it may desire, jointly with any other indemnifying person similarly notified, to assume the defense thereof with counsel satisfactory to such indemnified person, and after notice from the indemnifying person to such indemnified person of its election so to assume the defense thereof, the indemnifying person will not be liable to such Indemnified person under this Article 4 for any legal or other expenses subsequently incurred by such indemnified person in connection with the defense thereof other than reasonable costs of investigation unless (i) the indemnified person shall have employed counsel in an action in which the indemnified person and indemnifying person are both defendants and there is a conflict of interest between such parties that would prevent

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     counsel from adequately representing both parties, (ii) the indemnifying person shall not have employed counsel satisfactory within the exercise of reasonable judgment of the indemnified person to represent the indemnified person within a reasonable time after the notice of the commencement of the action or (iii) the indemnifying person has authorized the employment of counsel for the indemnified person at the expense of the indemnifying person. The undertaking contained in this Article 4 shall be in addition to any liabilities which the indemnifying person may have pursuant to law.

     4.5 INFORMATION BY LICENSOR. Licensor shall furnish to Licensee such information regarding Licensor as Licensee may request and as shall be reasonably required in connection with the registration, qualification or compliance referred to in Section 4.1

     4.6 RIGHTS NON-TRANSFERABLE. The registration rights provided by this Agreement are for the sole benefit of Licensor, are personal in nature, and shall not be available to any subsequent holder of the Registrable Securities; provided, however, that Licensor may assign all or any portion of the Registrable Securities to Hakeem Olajuwon. To the extent Hakeem Olajuwon becomes a transferee of Registrable Securities, he shall have the right to participate in the Piggyback Registrations provided for in Section 4.1. If Hakeem Olajuwon participates in any such Piggyback Registration, then the indemnification by Licensee set forth in Section 4.4.1 shall also apply to Hakeem Olajuwon and Hakeem Olajuwon shall be required to indemnify Licensee to the same extent Licensor is indemnifying Licensee pursuant to Section 4.4.2.

                                   ARTICLE 5

                   REPRESENTATIONS AND WARRANTIES OF LICENSOR

     5.1 REPRESENTATIONS WARRANTIES OF LICENSOR. Licensor hereby represents and warrants that:

          5.1.1 ORGANIZATION. Licensor is a corporation duly organized, validly existing, and in good standing under the laws of the State of Texas. Licensor has all corporate power and authority to carry on its business as now being conducted, to own or hold under lease the properties which it owns or holds under lease, and to perform all its obligations under the agreements and instruments to which it is a party or by which its assets are affected. Licensor is duly qualified to do business as a foreign corporation and is in good standing under the laws of each state or other jurisdiction in which failure to qualify would have a material adverse effect on Licensor.

          5.1.2 AUTHORITY AND CONSENT. Licensor has the right, power, legal capacity, and authority to enter into, and perform its obligations under this Agreement, and no approvals or consents of any person are necessary in connection herewith or therewith except as have been obtained. The execution, delivery and performance by Licensor of this Agreement has been duly authorized by all necessary corporate action by Licensor and in accordance with

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     all applicable laws This Agreement constitutes a valid and legally-binding obligations of Licensor, and is enforceable against Licensor in accordance with its terms, except as such enforceability is limited by bankruptcy, insolvency, reorganization, moratorium, or other laws of general application relating to or affecting enforcement of creditor's rights.

          5.1.3 DEFAULTS. Neither the execution and delivery of this Agreement by Licensor nor the consummation of the transactions contemplated hereby will (i) violate or conflict with any provision of the certificate or articles of incorporation or bylaws of Licensor as amended to date; (ii) violate or conflict with any provision of any law, statute, rule, or regulation material to the operation of Licensor, or any order, permit, certificate, writ, judgment, injunction, decree, determination, award, or other decision of any court, arbitrator, or governmental authority to which Licensor is a party; or (iii) result in a breach of, or constitute a default (or with notice or lapse of time or both result in a breach of or constitute a default) under or otherwise give any person the right to terminate or accelerate payment under or performance of any note, bond, loan agreement, contract, lease or license, or under any other material agreement or instrument to which Licensor is a party or to which its assets are subject the default, breach, termination or acceleration of which would have a material adverse effect on Licensor. Licensor is not in default under, nor has any event occurred with lapse of time or action by a third party, could result in a default under (a) the articles of incorporation or bylaws of Licensor as amended to date, (b) any provision of any law, statute, rule or regulation material to the operation of Licensor, or any permit, certificate, writ, judgment, settlement, order, injunction, decree, determination, award, or other decision of any court, arbitrator, or governmental authority to which Licensor is a party, (c) any outstanding note, bond, mortgage, loan agreement, indenture, lease, or license, or (d) any other material agreement to which Licensor is a party or to which its assets are subject.

          5.1.4 COMPLIANCE WITH LICENSING REQUIREMENTS. Licensor has obtained all approvals, authorizations, consents, permits, licenses and orders of all governmental authorities required by the nature of its business to permit the continued lawful operation of its business as presently conducted, which, if not held by Licensor, would have a material adverse effect on Licensor. There is no action pending or, to the best knowledge of Licensor, threatened, by any governmental authority seeking to revoke, cancel, modify, or deny any such licenses and permits or to deny any applications made to obtain, renew, or modify any such licenses and permits.

          5.1.5 FURTHER ASSURANCES. Licensor will, promptly upon reasonable request of Licensee, execute and deliver all such other documents, and take all such other actions as may be necessary to fully effect the intent and provisions of this Agreement.

          5.1.6 ABSENCE OF BROKERS. Neither Licensor nor any of its affiliates has employed any broker, agent or finder, or incurred any liability for any brokerage fees, agent's fees, concessions or finder's fees in connection with the transactions contemplated herein.

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                                   ARTICLE 6

                   REPRESENTATIONS AND WARRANTIES OF LICENSEE

     6.1 REPRESENTATIONS AND WARRANTIES OF LICENSEE. Licensee hereby represents and warrants that:

          6.1.1 VALIDITY OF SHARES. The Licensor Common Stock and the Licensor Warrant are in due and proper form and have been duly authorized by all necessary corporate action on the part of Licensee. The Licensor Common Stock being issued to Licensor hereunder and the Licensor Common Stock issuable upon exercise of the Licensor Warrant when issued, will be validly issued, fully paid and non-assessable shares of Common Stock, free of preemptive rights. Licensor will acquire valid and marketable title to the Licensor Common Stock being issued to Licensor hereunder, the Licensor Warrant and the Common Stock issuable upon exercisable of the Licensor Warrant free and clear of any encumbrances.

          6.1.2 ORGANIZATION. Licensee is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware. Licensee has all corporate power and authority to carry on its business as now being conducted, and to perform all its obligations under the agreements and instruments to which it is a party. Licensee is duly qualified to do business as a foreign corporation and is in good standing under the laws of each state or other jurisdiction in which failure would have a material adverse effect on Licensee.

          6.1.3 AUTHORITY AND CONSENT. Licensee has the right, power, legal capacity, and authority to enter into, and perform its obligations under this Agreement and no approvals or consents of any person are necessary in connection therewith except as have been obtained. The execution, delivery and performance by Licensee of this Agreement has been duly authorized by all necessary corporate action by Licensee and in accordance with all applicable laws. This Agreement constitutes a valid and legally-binding obligation of Licensee, and is enforceable against Licensee in accordance with its terms, except as such enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditor's rights.

          6.1.4 DEFAULTS. Neither the execution and delivery of this Agreement by Licensee nor the consummation of the transactions contemplated hereby will (i) violate or conflict with any provisions of the certificate or articles of incorporation or bylaws of Licensee as amended to date (ii) violate or conflict with any provision of any law, statute, rule, or regulation material to the operation of Licensee, or any order, permit, certificate, writ, judgment, injunction decree, determination, award, or other decision of any court, arbitrator, or governmental authority to which Licensee is a party, or (iii) result in a breach of, or constitute a default (or with notice or lapse of time or both result in a breach of or constitute a default) under or otherwise give any person the right to terminate or accelerate payment under or performance of any note, bond, loan agreement, contract, lease or license, or under any other material agreement or instrument to which Licensee is a party or to which its assets are subject the default, breach, termination or acceleration of which would have a material adverse effect on Licensee. Licensee is not in default under, nor has any event occurred which, with lapse of time or action by a third party, could result in a default under
     (a) the articles of incorporation or bylaws of Licensee as amended to date,
     (b) any provision of any law, statute, rule or regulation material to the operation of Licensee, or any permit, certificate, writ, judgment, settlement, order, injunction, decree, determination, award, or other decision of any court, arbitrator, or governmental authority to which Licensee is a party, (c) any outstanding note, bond, mortgage, loan agreement, indenture, lease, or license, or (d) any other material agreement to which Licensee is a party or to which its assets are subject.

          6.1.5 COMPLIANCE WITH LAW. Licensee acknowledges that neither Hakeem, Inc. nor its employee, Hakeem Olajuwon, have obtained any expert or legal advice regarding copyright, trademark, or patent infringement and that Hakeem, Inc. and its employee, Hakeem Olajuwon, are relying upon Licensee to obtain any such expert or legal advice, and to ensure that the products of Licensee using the name and Likeness and the advertising, marketing, and distribution thereof are in compliance with the copyright, trademark, and patent infringement laws of the United States, or any state in which such products are advertised, marketed, published, sold or distributed, Licensee will obtain the necessary expert or legal advice to ensure that the products of Licensee using the Name and Likeness, and the advertising, marketing and distribution thereof, are in compliance with the laws of the United States, or of any state or country in which such products are advertised, marketed, published, sold or distributed.

          6.1.6 COMPLIANCE WITH LICENSING REQUIREMENTS. Licensee has obtained all approvals, authorizations, consents, permits and orders of all governmental authorities required by the nature of its business to permit the continued lawful operation of its business as presently conducted, which, if not held by Licensee, would have a material adverse effect on Licensee. There is no action pending or, to the best knowledge of Licensee, threatened, by any governmental authority seeking to revoke, cancel, modify, or deny any such licenses and permits or to deny any applications made to obtain, renew, or modify any such licenses and permits.

          6.1.7 COMPLIANCE WITH COPYRIGHT, TRADEMARK OR PATENT INTERESTS, INCLUDING RIGHTS OF THE NBA, USA BASKETBALL AND/OR NCAA. During the Term, Licensee will at all times comply with all government laws and regulations relating to the manufacture, sale, advertising or use of the products of Licensee. Licensee shall comply with any regulations of any agencies that shall have jurisdiction over such products and shall procure and maintain in force any and all permissions, certifications and other authorizations from governmental and other official authorities that may be required in relation thereto. The products distributed hereunder shall comply with all applicable laws and regulations. Licensee represents that it has obtained or will obtain as required all necessary approvals, authorizations, consents, permits, licenses and orders of all NBA, USA Basketball and NCAA authorities required for any products of Licensee using the name and Likeness or any advertising thereof, which, if not held by Licensee, would have a material adverse effect on Licensor or Licensee. During the Term, Licensee will, at all times, comply with all NBA, USA Basketball, and/or NCAA rules and regulations or the copyright or trademark interests of those entities relating to the information contained in or on the products of Licensee using the Name and Likeness, and any design, manufacture, advertising or use of such products. Licensee shall comply with the rules, regulations or copyright interests of such agencies such that neither the products using the Name and Likeness nor the advertising thereof are in violation of any such interests, or shall procure and maintain in force any and all licenses, permissions or other authorizations from the NBA, USA Basketball or the NCAA and the official authorities that may be required in relation thereto. In addition, Licensee warrants that it has obtained or will obtain as required licenses, authorizations, or written appropriate required permission, from any and all persons, companies, or entities whose art or work is protected by copyright, trademark or patent laws, and used in connection with the design, manufacture, distribution and sale of the products using the name and Likeness, including, but not limited to, photographs, used on the products of Licensee using the Name and Likeness or in its advertising.

          6.1.8 FURTHER ASSURANCES. Licensee will, promptly upon the reasonable request of Licensor, execute and deliver all such other documents, and take all such other actions as may be reasonably necessary to fully effect the intent and provisions of this Agreement.

          6.1.9 COMPLIANCE WITH LICENSING REQUIREMENTS. Licensee has obtained an approvals, authorizations, consents, permits, licenses and orders of all governmental authorities required by the nature of its business to permit the continued lawful operation of its business as presently conducted, which, if not held Licensee, would have a material adverse effect on Licensee. There is no action pending or, to the best knowledge of License, threatened, by any governmental authority or entity seeking to revoke, cancel, modify, or deny any such licenses and permits or to deny any applications made to obtain, renew, or modify any such licenses and permits.

          6.1.10 PROTECTING THE ATHLETE ENDORSEMENT. Licensee agrees that Licensee, its owners, directors, officers and employees, will take all necessary steps during the term of this Agreement to protect the athlete endorsement, the name of Hakeem, Inc., the Name and Likeness of its employee, Hakeem Olajuwon, the nickname "The Dream", or any facsimile thereof, in connection with the advertisement, promotion, distribution and sales of products of Licensee using the name and Likeness.

          6.1.11 FAVORED NATIONS. Licensee agrees that during the period of this Agreement, it shall enter into no contractual arrangement with any other athlete or company, for athlete endorsement, with compensation or other terms more favorable than those provided to

     Licensor, without first making such more favorable compensation or other terms available to Licensor.

          6.1.12 ABSENCE OF BROKERS. Neither Licensee nor any of its affiliates has employed any agent or finder, or incurred any liability for any agent's fees, commissions or finder's fees in connection with the transactions contemplated herein, other than as contemplated by this agreement.

                                   ARTICLE 7

                                  TERMINATION

     7.1 TERMINATION BY LICENSOR. Subject to Section 7.3, Licensor shall have the right to terminate this Agreement, without prejudice to any rights it may have, whether pursuant to the provisions of this Agreement, at law or in equity, upon the occurrence of any one or more of the following events:

          7.1.1 FAILURE TO PERFORM. The Licensee defaults in the performance of any of its material obligations set forth in this agreement;

          7.1.2 VALIDITY OF REPRESENTATIONS AND WARRANTIES. Any representation and warranty made by Licensee under this Agreement fails to continue to be true and accurate, and as a result of such failure, there is a material adverse effect on the ability of Licensee to perform its obligations under this Agreement;

          7.1.3 INSOLVENCY. Licensee is unable to pay its debts when due, or makes any assignment for the benefit of creditors, or files any petition under the bankruptcy or insolvency laws of any jurisdiction, country or place, or suffers a receiver or trustee to be appointed for its business or property, or is adjudicated a bankrupt or an insolvent;

          7.1.4 NAME AND REPUTATION. If the name and reputation, or commercial value thereof of Hakeem Olajuwon is endangered by reason of its association with Licensee, or its divisions or subsidiary corporations, or its directors, officers or principals, because of a conviction of any such directors, officers or principals of a felony or a misdemeanor, involving moral turpitude, or because of allegations that such companies or persons committed fraud or made misrepresentations concerning this License and the products of Licensee using the Name and Likeness to be distributed under this Agreement, or that Licensee or its directors, officers or principals acted in, violation of trademark, copyright or patent laws, or in violation of NBA, USA Basketball and NCAA rules and regulations, or their trademark or copyright interests; or

          7.1.5 MISREPRESENTATIONS CONCERNING RELATIONSHIP OF LICENSE. This Agreement is a non-exclusive License Agreement, and any representations or "holding out" by Licensee, its directors officers or employees that this License is more than it is, or that Licensee has any rights other than those actually conveyed, or that Licensee or its owners, directors, officers or employees is the agent of Licensor or Hakeem Olajuwon, or that a partnership or joint venture exists between Licensor or Hakeem Olajuwon, and Licensee, shall be considered to be a material breach of this License Agreement and grounds for termination.

     7.2 TERMINATION BY LICENSEE. Subject to Section 7.3, Licensee shall have the right to terminate this Agreement, without prejudice to any rights it may have, pursuant to the provisions of this Agreement, at law or in equity, on the occurrence of any one or more of the following events:

          7.2.1 FAILURE TO PERFORM. The Licensor defaults in the performance of and of its material obligations set forth in this Agreement; or

          7.2.2 FAILURE OF REPRESENTATIONS AND WARRANTIES. Any representation or warranty of the Licensor under this Agreement fails to continue to be true and accurate, and as a result of such failure, the ability of Licensee to perform its obligations hereunder, is materially impaired.

     7.3 TERMINATION PROCEDURES. If any event described in Sections 7.1 or 7.2 giving rise to a right to terminate this Agreement occurs, the non-defaulting party shall give notice of termination in writing to the defaulting party as provided in Section 9.1. The defaulting party shall have ten (10) days from the date of the giving of such notice to correct the default, and failing such cure, this Agreement shall thereupon immediately terminate.

     7.4 EFFECT OF TERMINATION. Licensee agrees that upon termination of this Agreement for any reason whatsoever, Licensee will thereafter cease using the Name and Likeness for any purpose.

                                   ARTICLE 8

                               DISPUTE RESOLUTION

     8.1 SETTLEMENT OF DISPUTES. Except as provided in Section 8.3, any dispute or controversy between the parties hereto arising from or relating to this Agreement or the construction, validity, interpretation, meaning, performance, non-performance, enforcement, operation or breach of this Agreement shall be Submitted to mediation, and if such mediation is unsuccessful then to mandatory, final and binding arbitration.

     8.2 MEDIATION AND ARBITRATION PROCEDURES. Any mediation or arbitration under this Agreement shall take place pursuant to the following procedures:

          8.2.1 DEMAND FOR MEDIATION. If a dispute or controversy arises, either party may, in a written notice delivered to the other party, demand mediation. The notice shall briefly state the matter in controversy.

          8.2.2 APPOINTMENT OF MEDIATOR. If the parties do not resolve the dispute within ten (10) days after delivery of the notice of mediation, either party may request that Judicial Arbitration and Mediation Service ("JAMS") (or similar mediation service of a similar national scope if JAMS no longer then exists) appoint an independent mediator, who shall serve as mediator for all purposes hereof. Each party shall pay one-half of the cost of the mediator's services, in advance upon request by the mediator or any party.

          8.2.3 MEDIATION. Within (10) days after appointment of the mediator, the mediator shall schedule a meeting among the parties and the mediator for the purpose of mediating the dispute. If the parties do not resolve the dispute with thirty (30) days after appointment of the mediator, the dispute shall be resolved in arbitration and either party may, in a written notice delivered to the other party, demand arbitration. The notice shall name and appoint an arbitrator selected by the party demanding arbitration.

          8.2.4 APPOINTMENT OF ARBITRATOR. Within thirty (30) days after receiving a demand for arbitration, the receiving party shall, in a written notice delivered to the demanding party, name and appoint its own
     arbitrator.   If the receiving party fails to name and appoint an
     arbitrator timely, then an arbitrator shall be appointed for the receiving party by the Senior United States District Judge for the United States District Court in Houston, Texas. The two arbitrators so appointed shall appoint a third arbitrator within thirty (30) days, and the appointment may be made either by agreement of the two arbitrators or by the Senior United States District Judge for the United States District Court in Houston, Texas at the request of the two arbitrators.

          8.2.5 ARBITRATION RULES. Each party shall bear its own arbitration fees, costs and expenses, provided, however, that fees, costs and expenses associated with judicial proceedings may be awarded by a court under
     Section 8.2.7. The arbitration hearing shall be held in Houston, Texas at a
     location designated by a majority of the arbitrators.   The Commercial
     Arbitration Rules of the American Arbitration Association, as supplemented hereby, shall apply to the arbitration. The substantive laws of the State of Texas (excluding conflict of laws provisions) shall also apply to the arbitration,

          8.2.6 ARBITRATION AWARD. The arbitration hearing shall be concluded within ten (10) days unless otherwise ordered by a majority of the arbitrators, and the award thereon shall be made within fifteen (15) days after the close of submission of evidence. An award rendered by a majority of the arbitrators shall be final and binding on all parties to the proceeding and non-appealable, and judgment on the award may be entered by either party in a court of competent jurisdiction.

          8.2.7 EFFECT OF ARBITRATION AWARD. The parties stipulate that the provisions of this Section 8.2.7 shall be a complete defense to any suit, action or proceeding instituted in any federal, state or local court or before any administrative tribunal with respect to any controversy or dispute arising out of this Agreement between the parties, and the parties waive any right to have the award of the arbitrators appealed. The arbitration provisions of this Agreement shall, with respect to such controversy or dispute, survive the termination or expiration of this Agreement. Should any party institute judicial proceedings seeking to avoid the mediation or arbitration provisions of this Agreement, or should any party in judicial proceedings unsuccessfully contest an arbitration award rendered under this Section 8.2, the other party shall be entitled to recover reasonable attorney's fees, costs and expenses associated with the judicial proceedings, with the amount of attorney's fees, costs and expenses to be determined by the Court. If a party fails to comply with the terms of an arbitration award made under this Agreement, the other patty shall be entitled to recover reasonable attorney's fees, costs and expenses incurred in seeking judicial confirmation of the award, with the amount of attorney's fees, costs and expenses to be determined by the court. Failure to comply with the terms of an arbitration award shall Include without limitation the failure to pay the full amount due under an arbitration award within the time specified in the arbitration award.

          8.2.8 DAMAGE AWARDS. In determining any award under this Section 8.2, the arbitrators may not award amounts for special damages, consequential damages, incidental damages, lost profits, damages for lost business opportunity, punitive damages or exemplary damages.

          Neither any party hereto nor the arbitrators may disclose the existence or results of any arbitration hereunder without the prior written consent of the other party; nor may any party hereto disclose to any third party any confidential information disclosed by any other party hereto in the course of an arbitration hereunder without the prior written consent of such other party.

     8.3 EMERGENCY RELIEF. Notwithstanding anything in this Article VIII to the contrary, either party may seek from a court any provisional remedy that may be necessary to protect any rights or property of such party pending the establishment of the arbitral tribunal or its determination of the merits of the controversy.

          8.3.1  JURISDICTION.  In connection only with the provisions of
     Section 8.3, each party hereto hereby irrevocably submits to the exclusive jurisdiction of the United States District Court in Houston, Texas, and, if such court does not have jurisdiction, of the courts of the State of Texas in Harris County, for the purposes of any action arising out of this Agreement or the subject matter of this Agreement brought by any other party under Section 8.3.

          8.3.2 WAIVER OF DEFENSES. In connection only with the provisions of this Section 8.3, to the extent permitted by applicable law, each party hereby waives and agrees not to assert, by way of motion, as a defense or otherwise, in any such action under this Section 8.3, any claim (i) that it is not personally subject to the jurisdiction of the above-named courts,
     (ii) that the action is brought in an inconvenient forum, (iii) that it is immune from any legal process with respect to itself or its property, (iv) that the venue of the suit, action or proceeding is improper, or (v) that this Agreement or the subject matter of this Agreement may not be enforced in or by such courts.

          8.3.3 SERVICE OF PROCESS. In connection only with the provisions of this Section 8.3, Licensor and Licensee agree that, even if at any time during the term of this Agreement, Licensor is not qualified to do business as a foreign corporation in the State of Texas, or Licensee is not qualified to do business as a foreign corporation in the State of Texas, Licensor and Licensee each shall and do hereby irrevocably designate and appoint the Secretary of State of the State of Texas as its agent for service of process in any action with respect to any matter as to which it submits to jurisdiction as set forth above; it being agreed that any method of service upon such agent, with a copy sent to Licensor or Licensee, as the case may be, in the manner set forth in Section 9.1, shall constitute valid service upon Licensor or Licensee, as the case may be.

                                   ARTICLE 9

                                 MISCELLANEOUS

     9.1 NOTICES. Unless otherwise provided in this Agreement, all notices or demands by any party relating to this Agreement shall be in writing and shall be personally delivered or sent by registered or certified mail, postage prepaid, return receipt requested, or by prepaid telex, telecopy, or telegram (with messenger delivery specified) to Licensee or Licensor, as the case may be, at the addresses set forth below, or to such other addresses as either may from time to time designate to the other in writing:

     Licensor:        Hakeern, Inc
                      6420 Hillcroft
                      Suite 218
                      Houston, Texas 77081
                      Attn: Hakeem Olajuwon
                      Telecopy No.: (713) 995-1623

     With a copy to:  Denice Smith, Esq.
                      Attorney at Law
                      2727 Allen Parkway
                      Suite 800
                      Houston, Texas 77027
                      Telecopy No.: (713) 520-2525

     With a copy to:  Olajuwon Holdings, Inc.
                      10375 Richmond Avenue Suite 1105
                      Houston, Texas 77042
                      Attn: Akinola "Akin" S. Olajuwon
                      Telecopy No.: (713) 266-2005

     Licensee:        Applied Voice Recognition, Inc.
                      4615 Post Oak Place, Suite 277
                      Houston, Texas 77027
                      Attn: Timothy J. Connolly
                      Telecopy No.: (713) 621-5870

     With a copy to:  Boyar, Simon & Miller
                      4265 San Felipe, Suite 1200
                      Houston, Texas 77027
                      Attn.: J. William Boyar
                      Telecopy No.: (713) 552-1758

     All such notices shall be deemed to have been given when deposited, postage prepaid, in the United States mail, by return receipt requested, or when delivered by facsimile transmission or by overnight delivery service at the applicable address set forth above.

     9.2 CHOICE OF LAW AND VENUE. This Agreement is performable in Houston, Harris County, Texas, and the validity of this Agreement, its construction, interpretation, and enforcement, and the rights of the parties hereto with respect to all matters arising hereunder or related thereto, shall be determined under, governed by, and construed in accordance with the laws of the State of Texas.

     9.3 INJUNCTIVE RELIEF. The parties hereto recognize and acknowledge that a breach of any of the covenants, agreements or undertakings hereunder will cause irreparable damage that cannot be readily remedied in damages in an action at law, thereby entitling the non-breaching party to equitable remedies and costs.

     9.4 SURVIVAL. The obligations of the parties hereto shall survive until the expiration of the Term.

     9.5  AMENDMENT, WAIVER, MODIFICATION, ETC.   No  amendment,  waiver,
modification or cancellation of any term or condition of this Agreement shall be effective unless it is executed in writing by the party charged therewith. The fact that a party has not previously insisted upon the other party's express compliance with any provision of this Agreement shall not be deemed to be a waiver of the other party's future right to require compliance. If any term or provision of this Agreement is held to be invalid or unenforceable by any court of competent jurisdiction or by any other authority vested with jurisdiction, that holding shall not affect the validity or enforceability of any other term or provision hereof, and this Agreement shall be interpreted and construed if that term or provision, to the extent it shall have been held to be invalid, illegal or unenforceable, had never been contained herein.

     9.6 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one arid the same agreement.

     9.7 INTEGRATION. This Agreement reflects the entire understanding and agreement of the parties with respect to the transactions contemplated hereby and shall not be contradicted, modified, or qualified by any oral agreement, whether before or after the date hereof. This Agreement may not be changed orally, but only in agreement in writing, signed by the party against whom enforcement of any waiver, change, modification extension, or discharge is made.

     9.8 RELATIONSHIP OF THE PARTIES. This Agreement does not constitute and shall not be construed as giving any rights of agency, or constituting a partnership or joint venture between Hakeem Olajuwon and Licensee. Neither Licensee, nor its shareholders, directors, officers or employees shall have any right to obligate or bind Hakeem Olajuwon in any manner whatsoever, or to represent to any third party that it has the right to obligate or bind Hakeem Olajuwon, or that Licensee is the agent of Hakeem Olajuwon or that a partnership or joint venture exists between Licensee and Licensor, and nothing herein contained shall give, or is intended to give, any rights of any kind to any third persons. Neither party is hereby constituted an agent or representative of the other party hereto, and neither is granted any right or authority hereunder to assume or create any obligation express or implied, or to make any representation, covenant, warranty or guaranty on behalf of the other, except as expressly granted or made in this Agreement. The parties agree that they shall not make any representation except as expressly granted or made in this Agreement.

     9.9 NON-ASSIGNABILITY. This Agreement shall bind and inure to the benefit of Licensee, its successors and permitted assigns. This Agreement is personal to Licensee, and Licensee shall not sub-license nor franchise its right hereunder, and neither this Agreement nor any of the rights of Licensee hereunder shall be sold, transferred or assigned by Licensee, and no rights hereunder shall devolve by operation of law or otherwise upon ally receiver, liquidator, trustee or other party.

     9.10 EXPENSES. Except as otherwise provided herein, each of the parties hereto agrees to pay its own respective expenses and attorney's fees incurred in connection with the negotiation, preparation, execution, and delivery of this Agreement.

     9.11 DESCRIPTIVE HEADINGS. Descriptive headings herein are for convenience only, and shall not control or affect the meaning or construction of any provision of this Agreement.

     9.12 ATTORNEY'S FEES. In the event any suit or other legal proceedings is brought for the enforcement of any of the provisions of this Agreement, or by reason of the breach of either party to this Agreement the parties hereto agree that the prevailing party shall be entitled to recover from the other, upon final judgment on the merits by a court of last resort, reasonable attorneys' fees, including attorneys' fees for any appeal, and its costs incurred in bring such suit, proceeding and/or appeals.

     9.13 TIME OF THE ESSENCE. Time is of the essence in the performance by the parties hereto of their obligations hereunder, including, without limitation, the payment by Licensee of all compensation due Licensor hereunder.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the Effective Date.


                              LICENSOR:

                              HAKEEM, INC.



                              By:      /S/ HAKEEM OLAJUWON
                                 -------------------------------
                                    Hakeem Olajuwon, President


                              LICENSEE:

                              APPLIED VOICE RECOGNITION, INC.



                              By:     /S/ TIMOTHY J. CONNOLLY
                                 --------------------------------
                                  Timothy J. Connolly, President